Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1520

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2015-2

                          Supplement to the Prospectus

            On April 24, 2015, holders of Windstream Holdings Inc. ("Windstream") shares received one share of Communication Sales & Leasing Inc. ("CS&L") common stock for every five shares owned of Windstream. Fractional shares of CS&L were not issued in this spinoff, and consequently cash was distributed for any such fractional amounts.

      Notwithstanding anything to the contrary in the prospectus, as a result of this issuance your Portfolio now holds, and will continue to purchase, shares of both Windstream and CS&L stock.

Supplement Dated:  April 24, 2015